SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 12, 2004 March 12, 2004

Centrue Financial Corporation

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13676	36-3846489
(Commission File Number)	(I.R.S. Employer Identification Number)

310 South Schuyler Avenue, Kankakee, Illinois	60901
(Address of principal executive offices)	(Zip Code)

(815) 937-4440
(Registrant’s telephone number, including area code)

Item 5. Other Information

     On March 12, 2004, Centrue Financial Corporation issued a press release announcing, among other things, that Centrue Financial completed the acquisition of Parish Bank, an institution with approximately $20 million in assets located in Momence, Illinois. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 Press Release dated March 12, 2004

Item 12. Results of Operations and Financial Condition

     On March 12, 2004, Centrue Financial Corporation issued a press release announcing its financial results for the three month period and the twelve month period ended December 31, 2003. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION
Dated: March 12, 2004	By:	/s/ James M. Lindstrom
James M. Lindstrom
Chief Financial Officer

2